SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      SOUVALL-PAGE AND COMPANY, INC.

             (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and
0-11.

          (1) Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies:
N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

          (2)   Form, Schedule or Registration Statement No.:  N/A

          (3)   Filing Party:  N/A

          (4)   Date Filed:  N/A

Contact Persons: Leonard W. Burningham, Esq.
                 Branden T. Burningham, Esq.
                 Suite 205, 455 East 500 South Street
                 Salt Lake City, Utah 84111
                 Tel: 801-363-7411; Fax: 801-355-7126

                        Souvall-Page and Company, Inc.
                    3884 East North Little Cottonwood Road
                          Salt Lake City, Utah 84092
                          Telephone: (801) 942-0555

                               PROXY STATEMENT

                                 INTRODUCTION

     This Proxy Statement is being furnished to our stockholders in connection with the solicitation of proxies by the Board of Directors of Souvall-Page and Company, Inc., a Utah corporation (the "Company," "Souvall-Page," "we," "our" or "us" or words or similar import), regarding the amendment and restatement of our Articles of Incorporation, to be voted upon at a special meeting of our stockholders (the "Meeting"). The Meeting is to be held at 455 East 500 South, Suite 205, Salt Lake City, Utah 84111, on June 26, 2006, at 11:00 o'clock a.m., Mountain Daylight Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed Form of Proxy are first being mailed to our stockholders on or about June 15, 2006.

     Effective June 5, 2006, we declared a dividend on the basis of four shares for each one share owned by our stockholders with a mandatory exchange of stock certificates being required to obtain the dividend, meaning that the dividend is essentially a four for one forward split. For example, if you owned 1,000 shares before the dividend, you would own 4,000 shares after the dividend. All computations herein take into account this dividend.

     The Amended and Restated Articles of Incorporation leave the current name and perpetual existence (Articles I and II, respectively); replace the enumerated purposes and powers with the general statement that any lawful business may be pursued (Article III); indicate that (I) the 50,000,000 shares of common stock authorized to be issued are designated as "common stock" in lieu of the previous designation as "Class A common stock; (ii) that all outstanding common stock, regardless of any prior designation, shall represent common stock of our Company as authorized, without further exchange or reclassification; (iii) add to the authorized shares 10,000,000 shares of preferred stock, with the rights, privileges and preferences to be set by our Board of Directors; (iv) deleted various provisions that related to dividends that are normally covered by statute; and (v) removed the right of our Board of Directors to redeem all of our outstanding common stock (Article IV); deleted, as authorized by statute, the provisions relating to minimum capital requirements to commence business, the number of and the names of our initial directors, the names of our incorporators and the name and address of our initial registered agent (Articles V, VI, VII and VIII, respectively);


                 APPROXIMATE DATE OF MAILING IS JUNE 15, 2006




provide that our Board of Directors can change the name of our Company without stockholder approval to any name that conforms with any business or industry that the Board of Directors determines that we should engage in or which conforms with the name or names of any properties, businesses or companies acquired by us (Article V); restated that our shareholders shall not have pre-emptive rights to acquire shares of our Company or the right to cumulative voting of shares for any purpose (Article VI); the new Article VII restates the "common and interested director" notice at meetings of our Board of Directors and stockholders that was previously in Article IX(5) of our Articles of Incorporation; the new Article VIII provides for indemnification of directors, executive officers and others under the Utah Revised Business Corporation Act; the new Article IX allows action by less than all of the stockholders to be taken by written consent, which was not allowed until the adoption of the Utah Revised Business Corporation Act in 1992; the new Article X allows our Board of Directors to effect pro rata re-capitalizations by forward and reverse splits without stockholder approval unless such re-capitalizations require an amendment to our Articles of Incorporation; and we deleted various provisions in our former Article IX that covered qualifications of directors, committees, working capital, good faith reliance on others and books, records and documents, ratification of acts of directors, share issuances, amendments to our Articles of Incorporation and indemnification, most of which were already covered by the Utah Revised Business Corporation Act. See the caption "Amended and Restated Articles of Incorporation" herein for a complete copy of the Amended and Restated Articles of Incorporation.

     Our Board of Directors has unanimously approved the Amended and Restated Articles of Incorporation reprinted herein and resolved to present them to our stockholders for their consideration and approval at the Meeting.

     The present members of our Board of Directors beneficially own approximately 90.8% of our outstanding voting securities, which is in excess of the majority vote that is required to adopt the Amended and Restated Articles of Incorporation under the Utah Revised Business Corporation Act; and it is expected that all members of management will vote in favor of the adoption of the Amended and Restated Articles of Incorporation, which they together, could adopt, ratify and approve on the Company's behalf, without the votes of any other stockholder. See the caption "Voting Securities and Principal Holders Thereof" herein.

              AMENDED AND RESTATED ARTICLES OF INCORPORATION

     The following constitutes the full text of our Amended and Restated Articles of Incorporation:

                             ARTICLE I

                               Name

     The name of this corporation is "Souvall-Page and Company, Inc."

                             ARTICLE II

                              Duration

     The duration of this corporation is perpetual.

                            ARTICLES III

                              Purposes

     The purpose or purposes for which this corporation is organized are to engage in any lawful act or activity for which corporations may be organized under the Utah Revised Business Corporation Act.

                            ARTICLE IV

                               Stock

     The aggregate number of shares which the corporation shall have authority to issue is 60,000,000 shares, divided into two classes, 50,000,000 shares of common stock of no par value and 10,000,000 shares of preferred stock of no par value. The Board of Directors has the right to set the series, classes, rights, privileges and preferences of the preferred or any class or series thereof, by amendment hereto, without shareholder approval.

    All of the outstanding common stock of the corporation, regardless of any prior name or designation, shall now be known as "common stock" as authorized in these Amended and Restated Articles of Incorporation, without further exchange or reclassification.

                             ARTICLE V

                          Board Amendments

     The Board of Directors, without the approval of the shareholders, may amend the Articles of Incorporation to change the name of the corporation to any name that conforms with any business or industry that the Board of Directors determines that the corporation should engage in or which conforms with the name or names of any properties, businesses or companies acquired by the corporation. This provision shall not otherwise limit the authority of the Board of Directors to amend the Articles of Incorporation in any manner that is provided in the Utah Revised Business Corporation Act, or as hereafter amended.

                             ARTICLE VI

                          Shareholder Rights

     The authorized and treasury stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of stock of this corporation; nor shall shareholders be entitled to vote cumulatively for directors of the corporation or for any other purpose.

                             ARTICLE VII

         Common Directors   Transactions Between Corporations

     No contract or other transaction between this corporation and one (1) or more of its directors or any other corporation, firm, association or entity in which one (1) or more of its directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof which authorizes, approves or ratifies the contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested director if (a) the fact of such relationship or interest is disclosed or known to the Board of Directors and they authorize, approve or ratify such contract or transaction by vote or written consent; or (b) the contract or transaction is fair and reasonable to the corporation.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves, or ratifies any such contract or transaction.

                            ARTICLE VIII

                          INDEMNIFICATION

      The corporation shall, to the fullest extent permitted by the Utah Revised Business Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                              ARTICLE IX

              WRITTEN CONSENT TO ACTION BY SHAREHOLDERS

     Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof.

                              ARTICLE X

         RE-CAPITALIZATIONS AFFECTING OUTSTANDING SECURITIES

          The Board of Directors, without the consent of shareholders, may adopt any re-capitalization affecting the outstanding securities of the corporation by effecting a forward or reverse split of all of the outstanding securities of the corporation, with appropriate adjustments to the corporation's capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the corporation.


     REASONS FOR THE RECOMMENDATION OF ADOPTING THE AMENDED AND RESTATED
                      ARTICLES OF INCORPORATION

     With the exception of the following, our Articles of Incorporation remain substantially unchanged:

Exercise of Corporate Powers.
-----------------------------

     Our Board of Directors added this Article III to clarify our corporate power to engage in any lawful activity allowed under the Utah Revised Business Corporation Act.

Elimination of Classes of Common Stock and the Addition of a Class of Preferred Stock.
----------------

     Our Board of Directors believes that this Article IV will provide us with greater flexibility by increasing our authorized capital to allow us to issue up to 10,000,000 shares of preferred stock. There are no current arrangements with our Company that would result in the issuance of the additional authorized preferred shares; however we are constantly looking for acquisitions that would be beneficial to us, and the planned change in our capitalization may be important to any discussions in this respect. The "Class A" general designation was believed to be confusing because we were authorized to issue only one class of common stock, so that designation was deleted.

Taking Action by Consent of Less Than All of the Stockholders.
--------------------------------------------------------------

     Section 16-10a-704 of the Utah Revised Business Corporation Act requires that, for any corporation organized before the adoption of these statutes in 1992, that any action taken by less than all of the stockholders without a meeting must be approved by a majority of the stockholders of any class entitled to vote at the meeting in accordance with Section 16-10a-1704(4), unless the Articles of Incorporation provide otherwise. This provision of Utah law is not believed to be conducive to conducting the business of a publicly-held company like our Company. With the proposed amended Article IX provision, we could solicit a limited number of consents (less than 10) for a particular action requiring a vote of our stockholders to ensure its adoption without going to the expense of a proxy statement, and then advise the stockholders of the approval and effective date of the action in an information statement filed with the Securities and Exchange Commission and then mailed to our stockholders.

Indemnification of Directors and Executive Officers.
----------------------------------------------------

     This Article VIII merely codifies the right under the Utah Revised Business Corporation Act of our Board of Directors to indemnify directors, executive officers and others from certain liabilities for actions taken on our behalf in accordance with Utah law.

Board of Director Authority to Effect Re-Capitalizations in the Form of Forward and Reverse Splits of our Outstanding Securities.
---------------------------------------------------------

     Our Board of Directors believes that with the present volatility in the trading prices of many low priced securities like ours in today's securities markets, that the power to effect re-capitalizations that can deal with these issues in a fast and efficient manner is necessary. Also, if shareholder approval is not required of such actions, the time, cost and expense associated with a re-capitalization can be substantially eliminated. Utah law does not currently require shareholder approval of these types of re-capitalizations.

Authority of the Board of Directors to Change our Company's Name.
-----------------------------------------------------------------

     We do not have any present name change in mind, but with the present limited business operations of our Company, it is possible that we may change our focus or direction; it is believed that such a provision in our Articles of Incorporation will save additional time and expense in the future, in such event.

Miscellaneous Deletions of Provisions in our Existing Articles of
Incorporation.
--------------

     With the exception of the deletion of the provision allowing the Board of Directors to redeem all of our common stock, other provisions that were deleted related to governing our affairs that are adequately covered by the applicable provisions of the Utah Revised Business Corporation Act. The provision allowing our Board of Directors to redeem all of our shares of common stock provided no method for doing that or reasonable basis for any such redemption; and accordingly, was deemed to not be in the best interests of the Company or our shareholders.

                        SOLICITING COSTS AND EXPENSES

     The cost of preparing, printing and mailing the proxy soliciting materials and the solicitation of proxies by us will be borne by us. Solicitation will be made by mail. We will request brokers, custodians, nominees and other like parties to forward copies of proxy soliciting materials to beneficial owners of our no par value common stock and will reimburse such parties for their related reasonable and customary charges or expenses. The estimated expense of this solicitation is approximately $2,500.

                   OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares.
-----------------------------------

     Our Board of Directors has fixed June 5, 2006, as the record date for the determination of holders of our common stock entitled to notice of and to vote at the Meeting. At the close of business on that date, there were 2,647,624 shares of common stock outstanding and entitled to vote. Holders of our common stock will be entitled to one vote per share held and are not entitled to cumulative voting at the Meeting.

Proxies and Revocability of Proxies.
------------------------------------

     The enclosed Proxy is being solicited by our Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by us prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent Proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to Souvall-Page and Company, Inc., 3884 East North Little Cottonwood Road, Salt Lake City, Utah 84092, Attention: David C. Merrell, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

Quorum and Voting.
------------------

     The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the purpose of adopting the Amended and Restated Articles of Incorporation. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted upon as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Meeting. Management knows of no other matter that is anticipated to be presented to the Meeting.

     Section 16-10a-1003 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

     Our officers and directors who are the majority beneficial stockholders represented in the table "Voting Securities and Principal Holders Thereof", herein, collectively own 2,404,000 shares or approximately 90.8% of our presently outstanding common voting securities. No other votes are required or necessary to approve the Amended and Restated Articles of Incorporation. It is expected that all of these persons will vote for the Amended and Restated Articles of Incorporation, which they together, could adopt, ratify and approve on our behalf, without the votes of any other stockholder.

                     DISSENTERS' RIGHTS OF APPRAISAL

     The Revised Utah Business Corporation Act does not provide for dissenters' rights with respect to the Amended and Restated Articles of Incorporation being presented at the Meeting.

             INTEREST OF MANAGEMENT IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee to become a director, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be submitted to a vote of the stockholders at the Meeting, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in the Company.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth the share holdings of persons who own more than five percent of our common stock and members of management:

     Security Ownership of 5% Holders.
     ---------------------------------

                                              Number of Shares     Percentage
Name and Address                              Beneficially Owned    of Class
----------------                              ------------------    --------

Common Stock
------------
Chiricahua Investments*                            2,400,000          90.6%
3884 East North Little Cottonwood Road
Salt Lake City, Utah 84092
                                                  ----------         -------
TOTALS:                                            2,400,000          90.6%

          * Chiricahua Investments is controlled by David C. Merrell, our President and one of our directors.

     Each of these individuals or entities has sole investment and voting power with regard to the securities listed opposite his or its name.

     Security Ownership of Management.
     ---------------------------------

                                              Number of Shares     Percentage
Name and Address                              Beneficially Owned    of Class
----------------                              ------------------    --------

Common Stock
------------
Chiricahua Investments*                            2,400,000          90.6%
3884 East North Little Cottonwood Road
Salt Lake City, Utah 84092

Todd D. Ross                                           1,000          **
38 South 1650 West
Cedar City, Utah 84720
                                                  ----------         -------
TOTALS:                                            2,401,000          90.8%

          * Chiricahua Investments is controlled by David C. Merrell, our President and one of our directors.

          ** Less than 1%.

     Each of these individuals has sole investment and voting power with regard to the securities listed opposite his name.

     Our officers and directors who are the majority beneficial stockholders represented in the table "Voting Securities and Principal Holders Thereof", herein, collectively own 2,404,000 shares or approximately 90.8% of our presently outstanding common voting securities. No other votes are required or necessary to approve the Amended and Restated Articles of Incorporation. It is expected that all of these persons will vote for the Amended and Restated Articles of Incorporation, which they together, could adopt, ratify and approve on our behalf, without the votes of any other stockholder.

Changes in Control.
-------------------

     To the knowledge of our management, there are no present arrangements or pledges of our securities which may result in a change in control of our Company.

                         VOTE REQUIRED FOR APPROVAL

     Section 16-10a-1003 of the Utah Revised Business Corporation Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

     Resolutions to effect the amendment were unanimously adopted by our Board of Directors who are also the majority shareholders named under the caption "Voting Securities and Principal Holders Thereof," herein. The persons own approximately 90.8% of our outstanding voting securities. No other votes or consents are required or necessary to effect the amendment.

                                OTHER MATTERS

     Our Board of Directors is not aware of any business other than the Amended and Restated Articles of Incorporation that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person or persons named in the enclosed Proxy to vote thereon in accordance with his best judgment.

                                   By Order of the Board of Directors



June 15, 2006                      David C. Merrell
Salt Lake City, Utah               Director and President

                           APPENDIX "A"


                              PROXY
            FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                   SOUVALL-PAGE AND COMPANY, INC.
                 TO BE HELD MONDAY, JUNE 26, 2006

     By completing and returning this Proxy to Souvall-Page and Company, Inc. (the "Company"), you will be designating David C. Merrell, the President of the Company, to vote all of your shares of the Company's Common Stock as indicated below, or you may insert the name of any other person here:

------------------------------------------------------------------------------

     Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return to the Company in the enclosed self-addressed, envelope.

     Matters of business are as follows:

TO AMEND AND RESTATE THE COMPANY'S ARTICLES OF INCORPORATION.


                  YES       NO        ABSTAIN
                       --   ---               --

     The undersigned hereby acknowledges receipt of the Company's Definitive Proxy Statement dated June 15, 2006, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of common stock represented in this Proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.


Dated:         , 2006
                                        Name of stockholder (Please print
                                        legibly)

Number of shares:
                                       Signature

     This Proxy is being solicited by, and the above-referenced vote for the Amended and Restated Articles of Incorporation are being proposed by, the Board of Directors of the Company. The acceptance of the Amended and Restated Articles of Incorporation to be voted on are not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

     As of June 5, 2006, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a Proxy that is executed and returned to the Company, it will be voted "FOR" the approval of the Amended and Restated Articles of Incorporation set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants to Mr. Merrell the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

               Withhold discretion to vote on any other matter presented at the Meeting
                            --

                            APPENDIX B


                   SOUVALL-PAGE AND COMPANY, INC.

             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                    TO BE HELD JUNE 26, 2006

TO ALL STOCKHOLDERS:

     NOTICE is hereby given that a special meeting of the stockholders of Souvall-Page and Company, Inc., a Utah corporation (the "Company"), will be held at Suite 205, 455 East 500 South, Salt Lake City, Utah 84111, on June 26, 2006, at 11:00 a .m. Mountain Daylight Time, (hereinafter, the "Meeting").


     The Meeting will be held for the following purposes;

     1.   To amend and restate the Company's Articles of Incorporation; and,

     2. To transact any other business that may properly come before the Meeting.

     As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

     Only stockholders of record at the close of business on June 5, 2006, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     Please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may revoke the Proxy and vote personally on all matters brought before the Meeting.

     The officers and directors are the majority stockholders who collectively beneficially own 2,404,000 shares or approximately 90.8% of the presently outstanding common voting securities of the Company. It is expected that all of these persons will vote for the Amended and Restated Articles of Incorporation, which they together, could adopt, ratify and approve on the Company's behalf, without the votes of any other stockholder.


                                   By Order of the Board of Directors

                              David C. Merrell
                                   President and Director

June 15, 2006
Salt Lake City, Utah